UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2011

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 407-5300

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

As previously reported, on August 17, 2011, Cree, Inc., a North Carolina corporation (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Alan J. Ruud, Christopher A. Ruud (individually and as the representative of the Sellers for certain matters under the Stock Purchase Agreement), Susan B. Ruud-Stover, Cynthia A. Ruud-Johnson, Theodore O. Sokoly, the JZC Legacy Trust, the AJR Legacy Trust and the Susan B. Ruud Stover Family Endowment Trust, who were all of the shareholders of Ruud Lighting, Inc. (“Ruud Lighting”), and the Susan B. Ruud Stover Living Trust.  Pursuant to the terms of the Stock Purchase Agreement and concurrently with the execution thereof, the Company acquired all of the outstanding share capital of Ruud Lighting.  Prior to the Company completing its acquisition of Ruud Lighting, Ruud Lighting completed the re-acquisition of its e-conolight business by purchasing all of the membership interests of E-conolight LLC.  Ruud Lighting previously sold its e-conolight business in March 2010 and had been providing operational services to E-conolight LLC since that date.  This amended Current Report on Form 8-K provides the financial information required under parts (a) and (b) of Item 9.01 of Form 8-K and amends Item 9.01 of the Current Report on Form 8-K filed by the Company on August 17, 2011.

(a)           Financial statements of businesses acquired

The audited consolidated financial statements of Ruud Lighting as of and for the year ended October 30, 2010, are filed as Exhibit 99.2 and incorporated herein by reference.

The audited financial statements of E-conolight LLC as of and for the period ended December 26, 2010, are filed as Exhibit 99.3 and incorporated herein by reference.

The unaudited consolidated financial statements of Ruud Lighting as of June 26, 2011 and for the eight months ended June 26, 2011 and June 27, 2010, are filed as Exhibit 99.4 and incorporated herein by reference.

The unaudited financial statements of E-conolight LLC as of June 26, 2011 and for the six months ended June 26, 2011 and the period from inception (March 29, 2010) to June 27, 2010, are filed as Exhibit 99.5 and incorporated herein by reference.

(b)           Pro forma financial information

The unaudited pro forma combined financial statements of the Company as of and for the year ended June 26, 2011 are filed as Exhibit 99.6 and incorporated herein by reference.

(d)           Exhibits

Exhibit No.	Description
Exhibit 2.1
Stock Purchase Agreement, dated as of August 17, 2011, by and among the Company, Alan J. Ruud, Christopher A. Ruud (individually and as the representative of the sellers for certain matters under the Stock Purchase Agreement), Susan B. Ruud-Stover, Cynthia A. Ruud-Johnson, Theodore O. Sokoly, the JZC Legacy Trust, the AJR Legacy Trust, the Susan B. Ruud Stover Family Endowment Trust, and the Susan B. Ruud Stover Living Trust (filed as exhibit 2.1 to the Company’s Current Report on Form 8-K as filed with the Commission on August 17, 2011 and incorporated herein by reference)*

Exhibit 23.1	Consent of Clifton Gunderson LLP
Exhibit 23.2	Consent of Grant Thornton LLP
Exhibit 99.1	Press release dated August 17, 2011 (filed as exhibit 99.1 to the Company’s Current Report on Form 8-K as filed with the Commission on August 17, 2011 and incorporated herein by reference)
Exhibit 99.2	Audited consolidated financial statements of Ruud Lighting, Inc. as of and for the year ended October 30, 2010
Exhibit 99.3	Audited financial statements of E-conolight LLC as of and for the period ended December 26, 2010
Exhibit 99.4	Unaudited financial statements of Ruud Lighting, Inc. as of June 26, 2011 and for the eight months ended June 26, 2011 and June 27, 2010
Exhibit 99.5	Unaudited financial statements of E-conolight LLC as of June 26, 2011 and for the six months ended June 26, 2011 and the period from inception (March 29, 2010) to June 27, 2010
Exhibit 99.6	Unaudited pro forma combined financial statements of the Company as of and for the year ended June 26, 2011
*Certain schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A list of omitted schedules is included in the agreement. The Company hereby agrees to furnish supplementally to the Commission a copy of any omitted schedule upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ John T. Kurtzweil
John T. Kurtzweil
Executive Vice President, Chief Financial Officer and Treasurer

Date:  October 19, 2011

Exhibit Index

Exhibit No.	Description
Exhibit 2.1
Stock Purchase Agreement, dated as of August 17, 2011, by and among the Company, Alan J. Ruud, Christopher A. Ruud (individually and as the representative of the sellers for certain matters under the Stock Purchase Agreement), Susan B. Ruud-Stover, Cynthia A. Ruud-Johnson, Theodore O. Sokoly, the JZC Legacy Trust, the AJR Legacy Trust, the Susan B. Ruud Stover Family Endowment Trust, and the Susan B. Ruud Stover Living Trust (filed as exhibit 2.1 to the Company’s Current Report on Form 8-K as filed with the Commission on August 17, 2011 and incorporated herein by reference)*

Exhibit 23.1	Consent of Clifton Gunderson LLP
Exhibit 23.2	Consent of Grant Thornton LLP
Exhibit 99.1	Press release dated August 17, 2011 (filed as exhibit 99.1 to the Company’s Current Report on Form 8-K as filed with the Commission on August 17, 2011 and incorporated herein by reference)
Exhibit 99.2	Audited consolidated financial statements of Ruud Lighting, Inc. as of and for the year ended October 30, 2010
Exhibit 99.3	Audited financial statements of E-conolight LLC as of and for the period ended December 26, 2010
Exhibit 99.4	Unaudited financial statements of Ruud Lighting, Inc. as of June 26, 2011 and for the eight months ended June 26, 2011 and June 27, 2010
Exhibit 99.5	Unaudited financial statements of E-conolight LLC as of June 26, 2011 and for the six months ended June 26, 2011 and the period from inception (March 29, 2010) to June 27, 2010
Exhibit 99.6	Unaudited pro forma combined financial statements of the Company as of and for the year ended June 26, 2011
*Certain schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A list of omitted schedules is included in the agreement. The Company hereby agrees to furnish supplementally to the Commission a copy of any omitted schedule upon request.